                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 24, 2012

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        The Annual Meeting of Shareholders of Aehr Test Systems (the "Company") was held on October 24, 2012 (the "Annual Meeting"). There were 9,236,351 shares of common stock entitled to vote at the Annual Meeting and 7,862,097 shares were present in person or by proxy.

        Four items of business were acted upon by shareholders at the Annual Meeting. The voting results are as follows:

Proposal One:  Election of Directors of the Company.

                                                            BROKER
NOMINEE                     VOTES FOR   VOTES WITHHELD    NON-VOTES
------------------          ---------   --------------    ---------
Rhea J. Posedel             3,118,999           40,134    4,702,964
Gayn Erickson               3,143,066           16,067    4,702,964
Robert R. Anderson          3,139,566           19,567    4,702,964
William W.R. Elder          3,137,366           21,767    4,702,964
Mukesh Patel                3,102,464           56,669    4,702,964
Mario M. Rosati             3,140,866           18,267    4,702,964
Howard T. Slayen            3,102,464           56,669    4,702,964


Proposal Two: Approve an amendment to the Company's 2006 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by an additional 1,000,000 shares.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
TWO            2,714,021        444,765             347        4,702,964


Proposal Three: Approve an amendment to the Company's 2006 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by an additional 350,000 shares.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
THREE          2,968,736        149,448          40,949        4,702,964





Proposal Four: Ratify the selection of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending May
31, 2013.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
FOUR           7,721,691        100,976          39,430           --


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  October 26, 2012
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer